UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2014

PERRIGO COMPANY PLC

PERRIGO FINANCE PLC

(Exact name of registrant as specified in its charter)

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2,
Ireland (Address of principal executive offices)	Not Applicable (Zip Code)

+353 1 7094000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 24, 2014, Perrigo Finance plc (the “Issuer”), a public limited company incorporated under the laws of Ireland and a finance subsidiary of Perrigo Company plc (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with the Company as the parent guarantor and J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the several underwriters named therein (together, the “Underwriters”), relating to the sale (the “Offering”) of $1.6 billion of Senior Notes consisting of $500 million aggregate principal amount of 3.50% Senior Notes due 2021 (the “2021 Notes”), $700 million aggregate principal amount of 3.90% Senior Notes due 2024 (the “2024 Notes”) and $400 million aggregate principal amount of its 4.90% Senior Notes due 2044 (the “2044 Notes” and, together with the 2021 Notes and the 2024 Notes, the “Notes”). The Notes will be fully and unconditionally guaranteed on a senior unsecured basis by the Company. The 2021 Notes were sold at a public offering price of 99.937% of the aggregate principal amount thereof, the 2024 Notes were sold at a public offering price of 99.579% of the aggregate principal amount thereof and the 2044 Notes were sold at a public offering price of 99.701% of the aggregate principal amount thereof.

The sale of the Notes has been registered with the Securities and Exchange Commission (the “SEC”) in a registration statement on Form S-3, File No. 333-200387 (the “Registration Statement”).

The Company estimates that the net proceeds from the Offering, after deducting the Underwriters’ discounts and commissions and estimated expenses, will be approximately $1.6 billion.

The Company intends to use the net proceeds of the Offering, together with the proceeds of the Company’s offering of ordinary shares, which priced on November 20, 2014, and other financing sources, to fund the cash consideration for its proposed acquisition (the “Acquisition”) of Omega Pharma Invest NV (“Omega”) and to repay or refinance certain indebtedness of the Company and/or Omega. The Offering is not contingent on the consummation of the Acquisition. If the Acquisition is not consummated for any reason, the proceeds from the Offering will be used to redeem the notes at a redemption price of 101% of the aggregate principal amount of the notes, plus accrued and unpaid interest to, but not including, the redemption date. The Offering is expected to close on December 2, 2014, which is prior to the expected date of the consummation of the Acquisition.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 8.01	Other Events.

On November 24, 2014, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 1.1	Underwriting Agreement, dated November 24, 2014, among the Issuer, the Company, J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the several Underwriters.

Exhibit 99.1	Press release issued by Perrigo Company plc on November 24, 2014.

No Offer or Solicitation

This Form 8-K does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this announcement in any jurisdiction in contravention of applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K includes certain “forward looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of the Company, its expectations and its future financial condition and performance. Statements that are not historical facts, including statements about the Company’s managements’ beliefs and expectations, are forward looking statements. Words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or the negative of those terms or other comparable terminology are intended to identify forward looking statements but are not the exclusive means of identifying such statements. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. By their nature, forward looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from the Company’s current expectations depending upon a number of factors affecting the Company’s business. These factors include, among others, the inherent uncertainty associated with financial projections; successful completion of the transactions contemplated herein; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance; market acceptance of and continued demand for the Company’s products; changes in tax laws or interpretations that could increase the Company’s tax liabilities; and such other risks and uncertainties detailed in the Company’s periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in the Company’s Form 10-K for the fiscal year ended June 28, 2014, in the subsequent filings with the SEC and in other investor communications of the Company from time to time. The forward-looking statements in this document are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Signature

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2014

PERRIGO COMPANY PLC (Registrant)

By:	/s/ Judy L. Brown
Judy L. Brown Executive Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)

PERRIGO FINANCE PLC (Registrant)

By:	/s/ Todd W. Kingma
Todd W. Kingma Secretary (Principal Officer)

Exhibit Index

Exhibit 1.1	Underwriting Agreement, dated November 24, 2014, among the Issuer, the Company, J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the several Underwriters.

Exhibit 99.1	Press release issued by Perrigo Company plc on November 24, 2014.